Exhibit 10.4

Executed Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 15, 2021 (this “Amendment”), to the Credit Agreement, dated as of March 31, 2021 (the “Credit Agreement”), among SAFEHOLD OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), SAFEHOLD INC., a Maryland corporation (“Safehold”), as Guarantor, the lenders party thereto (the “Existing Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.

W I T N E S S E T H :

WHEREAS, the Borrower, Safehold, the Existing Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders have made certain Commitments to the Borrower (the “Existing Revolving Commitments”) pursuant to the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested an increase of $350,000,000 to the aggregate amount of the Existing Revolving Commitments available under the Credit Agreement (the “Incremental Revolving Commitment”);

WHEREAS, the Existing Lenders party to this Amendment constitute the Required Lenders under the Credit Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Schedule 2.01 (Commitments and Applicable Percentages).  Schedule 2.01 (Commitments and Applicable Percentages) of the Credit Agreement is hereby amended by deleting Schedule 2.01 in its entirety and replacing it with the revised Schedule 2.01 set out in Exhibit A hereof.

SECTION 2. Conditions to Effectiveness.  This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “First Amendment Effective Date”):

(a) the Administrative Agent shall have received from each Lender party hereto, the Administrative Agent, each L/C Issuer, the Borrower and Safehold, a counterpart of this Amendment signed on behalf of such party;

(b) the Administrative Agent shall have received a customary opinion of Latham & Watkins LLP, counsel to the Loan Parties, and Venable LLP, Maryland counsel to the Loan Parties, addressed to the Administrative Agent and each Lender;

(c) the Borrower shall have provided a note to any New Lender (as defined below), if requested

(d) upon the reasonable request of any Lender made at least ten (10) days prior to the applicable First Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, any documentation or other information requested by such Lender in connection with applicable “know your customer” rules and regulations, anti-money laundering laws, including, without limitation, the PATRIOT Act, and the Beneficial Ownership Regulation, in each case at leave five (5) days prior to the First Amendment Effective Date; and

(e) the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower dated as of the First Amendment Effective Date, signed by a Responsible Officer of the Borrower:

(i)	certifying that, as of such First Amendment Effective Date, the resolutions delivered to the Administrative Agent and the Lenders on the Closing Date (which resolutions include approval to increase the aggregate principal amount of the commitments and outstanding loans under the Credit Agreement to an amount at least equal to the Incremental Revolving Commitment amount) are and remain in force and affect and have not been modified, rescinded or superseded since the date of adoption; and

(ii)	certifying that, before and after giving effect to this Amendment, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or if qualified by “materiality,” “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or if qualified by “materiality”, “material adverse effect” or similar language, in all respects (after giving effect to such qualification)) as of such earlier date, except that for the purposes of this condition, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (2) no Default exists.

SECTION 3. New Lenders.  Any person executing this Amendment as Lender that is not an Existing Lender (each, a “New Lender”) shall be, on and from the First Amendment Effective Date, a Lender under, and for all the purposes of, the Credit Agreement, and will perform in accordance with the terms of the Credit Agreement (as amended by this Amendment), all of the obligations by which the terms of the Credit Agreement (as amended by this Amendment) are required to be performed as a Lender.

SECTION 4. Settlement Procedures.  In the event that the effectiveness of this Amendment results in any change to the Applicable Percentage of any Lender, then, on the First Amendment Effective Date, as applicable, (i) the participation interests of the Lenders in any outstanding Letters of Credit shall be automatically reallocated among the Lenders in accordance with their respective Applicable Percentages after giving effect to this Amendment, (ii) any New Lender, and any Existing Lender whose Commitment has increased, shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased Applicable Percentage of all existing Loans, (iii) the Administrative Agent will use the proceeds thereof to pay all Existing Lenders whose Applicable Percentage is decreasing such amounts as are necessary so that each Lender’s share of all Loans will be equal to its adjusted Applicable Percentage and (iv) the Borrower will pay any amounts required pursuant to Section 3.05 of the Credit Agreement on account of the payments made pursuant to clause (iii) of this section.

SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS:

(a) No Change. Except as expressly provided herein, no term or provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.  This Amendment shall constitute a Loan Document.

(b) No Waiver: The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or by electronic mail (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,”, “signed”, “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.

(d) Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of counsel for the Administrative Agent, in each case, in accordance with and subject to the terms of the Credit Agreement.

(e) GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(f) WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SAFEHOLD OPERATING PARTNERSHIP LP, as Borrower

By:	/s/ Brett Asnas
Name: Brett Asnas
Title: Executive Vice President

SAFEHOLD INC., as Guarantor

By:	/s/ Brett Asnas
Name: Brett Asnas
Title: Executive Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender and L/C Issuer

By:	/s/ Brian Smolowitz
Name: Brian Smolowitz
Title: Vice President

FIRST AMENDMENT SIGNATURE PAGE

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

FIRST AMENDMENT SIGNATURE PAGE

GOLDMAN SACHS BANK USA, as a Lender and an L/C Issuer

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

FIRST AMENDMENT SIGNATURE PAGE

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

FIRST AMENDMENT SIGNATURE PAGE

TRUIST BANK, as a Lender

By:	/s/ Toby Coons
Name: Toby Coons
Title: Vice President

FIRST AMENDMENT SIGNATURE PAGE

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

FIRST AMENDMENT SIGNATURE PAGE

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

FIRST AMENDMENT SIGNATURE PAGE

CAPITAL ONE, N.A., as a Lender

By:	/s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

FIRST AMENDMENT SIGNATURE PAGE

RAYMOND JAMES BANK, as a Lender

By:	/s/ Ted A. Long
Name: Ted A. Long
Title: Senior Vice President

FIRST AMENDMENT SIGNATURE PAGE

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Gail Motonaga
Name: Gail Motonaga
Title: Executive Director

FIRST AMENDMENT SIGNATURE PAGE

EXHIBIT A

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment
JPMorgan Chase Bank, N.A.	$170,000,000.00
Bank of America, N.A.	$170,000,000.00
Goldman Sachs Bank USA	$170,000,000.00
Barclays Bank PLC	$135,000,000.00
Truist Bank	$135,000,000.00
Mizuho Bank, Ltd.	$135,000,000.00
Morgan Stanley Bank, N.A.	$135,000,000.00
Capital One, N.A.	$100,000,000.00
Raymond James Bank	$100,000,000.00
Sumitomo Mitsui Banking Corporation	$100,000,000.00
TOTAL	$1,350,000,000.00